SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 CYBERTEL COMMUNICATIONS CORP.
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

                       CYBERTEL COMMUNICATIONS CORP.

              4320 La Jolla Village Drive, Suite 205
                         San Diego, California 92122
                                (858) 646-7410

                             ___________________

                               PROXY STATEMENT
                             ___________________


                                   PURPOSE

          This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cybertel Communications Corp., a Nevada corporation ("Cybertel" or the "Company"), to be voted at the annual meeting of stockholders of the Company (the "Meeting"). The Meeting is to be held at the Luxor Hotel, 3900 Las Vegas Blvd. South, Las Vegas, Nevada 89119, on December 21, 2000, at 10:00 a.m., Pacific Standard Time. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 (the "Annual Report"), will be first mailed to stockholders on or before December 11, 2000.

          (1) The names of each of the Company's current directors, except Paul J. Mills, who has indicated that he will not be continuing as a director, and the nominees to become directors as outlined under the caption "Election of Directors" will be submitted to the stockholders at the Meeting for the purpose of a vote to retain and/or elect each such director or nominee to serve until his successor is elected at the next annual meeting of stockholders or until his prior death, resignation or termination and the qualification of his successor; and (2) the Company's Board of Directors has unanimously resolved to adopt the Company's 2000 Stock Option Plan, which will also be submitted to the Company's stockholders at the Meeting.

          The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials and the Annual Report to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse these parties for their reasonable and customary charges or expenses.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS AND/OR NOMINEES TO BECOME DIRECTORS AND THE ADOPTION OF THE
               COMPANY'S 2000 STOCK OPTION PLAN.

                      RECORD DATE AND OUTSTANDING SHARES

          The Board of Directors has fixed November 16, 2000, as the record date for the determining the holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 5,973,021 shares of Common Stock outstanding and entitled to vote.

                     PROXIES AND REVOCABILITY OF PROXIES

          The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

          Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Cybertel Communications Corp., 4320 La Jolla Village Drive, Suite 205, San Diego, California 92112, Richard D. Mangiarelli, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

                QUORUM, VOTING AND VOTE REQUIRED FOR APPROVAL

          The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining the presence of a quorum.

          The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted upon as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting.

          Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the five nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present in person or represented by proxy will be elected directors. Each stockholder will be entitled to one vote for each share of Common Stock held and will not be entitled to cumulate votes in the election of directors.

          All other matters submitted to a vote of the stockholders at the Meeting, including the 2000 Stock Option Plan, will be approved, if a quorum is present, and if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

                      SHAREHOLDERS PROPOSALS

          We anticipate that Cybertel will hold its next annual meeting of stockholders in May, 2001. All proposals that stockholders desire to submit for consideration by the stockholders and for inclusion in Cybertel's Proxy or Information Statement for presentation at the next annual meeting must be received by Cybertel before December 31, 2000. In addition, stockholders desiring to submit matters for inclusion in that Proxy or Information Statement must comply with the procedures set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act").

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial present interest, direct or indirect, by security holdings or otherwise, other than the election to office in the Election of Directors, or in the adoption of the 2000 Stock Option Plan, which is not shared by all other stockholders; however, these person may become future participants in the 2000 Stock Option Plan, though no options thereunder have presently been granted. See the caption "2000 Stock Option Plan."

         SECURITIES HOLDINGS OF MANAGEMENT AND OTHER PRINCIPAL HOLDERS

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          To the knowledge of management and based upon a review of the stock ledger maintained by Cybertel's transfer and registrar agent, Pacific Stock Transfer of Las Vegas, Nevada, which indicated that there 5,973,021 shares outstanding on the record date, the following table sets forth the beneficial ownership of persons who own more than 5% of Cybertel's Common Stock as of that date, and the share holdings of management and nominees to become directors:

                                  Positions        Number and Percentage
Name and Address                    Held        of Shares Beneficially Owned
----------------                    ----        ----------------------------

Richard D. Mangiarelli (1)      CEO, President          115,000 - 1.92%
4320 La Jolla Village Dr.       and Director
Suite 205
San Diego, California
92122

Paul J. Mills (2)               Chairman, Director      290,000 - 4.85%
4320 La Jolla Village Dr.       and Secretary
Suite 205
San Diego, California
92122

John E. Jordan (3)              Director                 24,000 - 0.40%
4320 La Jolla Village Dr.
Suite 205
San Diego, California
92122

Kevin P. Johnson               Nominee                  282,448 - 4.72%
4320 La Jolla Village Dr.
Suite 205
San Diego, California
92122

Bruce G. Caldwell, Ed.D.       Nominee                  106,250 - 1.77%
4320 La Jolla Village Dr.
Suite 205
San Diego, California
92122

Paul Ferandell                 Nominee                   20,000 - 0.33%
4320 La Jolla Village Dr.
Suite 205
San Diego, California
92122
         (1) The 6M Family Trust, which is controlled by Mr.
              Mangiarelli's family, owns these shares. This computation of ownership excludes 1,000,000 shares underlying certain stock options granted to Mr. Mangiarelli in January, 2000, that have a $5.00 exercise price, a 5-year life and vested on the date of the grant, and 1,000,000 shares underlying certain stock options granted to Mr. Mangiarelli in November, 2000, that have a $0.90 exercise price, a 5-year life and vested on the date of the grant because these options have not been exercised and the underlying shares cannot be voted at the Meeting or considered for determining whether a quorum is present at the Meeting. See the caption "Executive Compensation."

          (2) Mr. Mills' adult children hold 190,000 of these shares, and Mr. Mills may be deemed to have voting control over these shares.

          (3) The Jordan Family Trust owns these shares, and the Jordan Family Trust is controlled by Mr. Jordan.

Contractual Arrangements Regarding Changes in Control and Changes in Control Since the Beginning of the Last Fiscal Year.
--------------------------------------------

          There are no present arrangements or understandings which may result in a change in control of Cybertel, and there has been no change in the control of Cybertel since the beginning of its current fiscal year, January 1, 2000.

                          ELECTION OF DIRECTORS

          The Board of Directors of Cybertel will consist of five directors, each of whom will be elected at the Meeting to serve until his successor is elected at the next annual meeting of stockholders or until his prior death, resignation or removal and the qualification of his successor.

Business Experience of Nominees for Election of Directors.
----------------------------------------------------------

         Richard D. Mangiarelli, Chief Executive Officer, President and Director. Mr. Mangiarelli is 59 years old. In 1985, he founded USA Energy Corporation, a licensed general and electrical contractor dedicated to energy conservation contracting. He was the Chief Operating Officer of Fulham Company, an electronic ballast manufacturer, from 1993 to 1995. Mr. Mangiarelli holds a BA degree from the University of Connecticut and an MBA degree from Pepperdine University. He is a licensed general contractor and licensed electrical contractor and is retired from the United States Marine Corps at the rank of Colonel.

          John E. Jordan, Director. Mr. Jordan is 63 years of age. In 1959, he founded the Jordan Companies, a group of privately held, diversified companies engaged in energy related engineering, manufacturing and marketing activities, defense and aerospace consulting and international negotiations.

          Kevin P. Johnson, Director. Mr. Johnson is 46 years of age. He most recently served as President and CEO of Walsh-Lowe Group, one of the country's most recognized telecommunications consulting firms where he directed the activities of 125 professional consultants. Prior to joining Walsh-Lowe, Mr. Johnson developed the premises equipment consulting practice for Telco Research Corporation where his clients included General Motors, Federal Express and many Fortune 500 companies.

          Bruce G. Caldwell, Ed.D., Director. Dr. Caldwell is 59 years of age. Dr. Caldwell is the owner of CeramixGolf.com, a golf club manufacturing firm in Carlsbad, California. After retiring from a career in education that spanned 25 years, Dr. Caldwell became the Vice President of National Sales for Public Storage Incorporated and was a Registered Principal with P.S. Securities. He retired from that career after 10 years of service. He was also a partner in the ownership of Conroy's Flowers, a national flower franchise company. He sold his interest in Conroy's Flowers and became the Vice President of Development for Pixel Inc., a digital multi-media production firm.

          Paul Ferandell, Director. Mr. Ferandell is 56 years of age. He founded Ferandell Tennis Courts, Inc. in 1975 and has five offices located throughout California that service the building, resurfacing and maintaining of commercial and residential tennis courts throughout the State of California.

Family Relationships Between any Current Director or Executive Officer or a Nominee to Become a Director.
-----------------------------

          There are no family relationships between any current director or executive officer or any nominee for the Election of Directors.

Compliance with Section 16(a) of the Exchange Act.
--------------------------------------------------

          To the knowledge of management, all reports required to be filed by members of management or 10% stockholders of the Company under Section 16(a) of the Exchange Act have been timely filed.

Involvement in Certain Legal Proceedings.
-----------------------------------------

          During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company:

          (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

          (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

          (4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Certain Relationships and Related Transactions.
-----------------------------------------------

         Except for the 1,000,000 share stock option granted to Mr. Mangiarelli in January, 2000, and the 1,000,000 share stock option granted to Mr. Mangiarelli in November, 2000, that are outlined under the heading "Executive Compensation," and except for the issuance of 30,000 shares of Common Stock to the 6M Family Trust which is controlled by Mr. Mangiarelli's family on March 29, 1999, in consideration of $3,900, there have been no material transactions, series of similar transactions or currently proposed transactions to which the Company and any director, nominee for election as a director, executive officer, 5% stockholder or associate of any of these persons has been party during the past two calendar years.

Executive Compensation.
-----------------------

          The following table shows the cash compensation paid by the Company, as well as other compensation of the Company's Chief Executive Officer, President and directors for the calendar years ended December 31, 1998 and 1999:

                         SUMMARY COMPENSATION TABLE

                           Long Term Compensation

                    Annual Compensation     Awards         Payouts

(a)          (b)      (c)    (d)    (e)      (f)    (g)      (h)    (i)

                                                    Secur-
                                    Other           ities           All
Name and     Year or                Annual   Rest-  Under-   LTIP   Other
Principal    Period   Salary  Bonus Compen-  ricted lying    Pay-   Comp-
Position     Ended      ($)   ($)   sation   Stock  Options  outs   ensat'n
-----------------------------------------------------------------

Richard D.   12/31/98   -0-   -0-   -0-      -0-    -0-      -0-    -0-
Mangiarelli, 12/31/99 49,038  -0-   -0-      -0-    -0-      -0-    -0-
President,
CEO and Director

Paul J.      12/31/98   -0-   -0-   -0-      -0-    -0-      -0-    -0-
Mills,       12/31/99   -0-   -0-   -0-      -0-    -0-      -0-    -0-
Secretary
and Chairman

John E.      12/31/98   -0-   -0-   -0-      -0-    -0-      -0-    -0-
Jordan,      12/31/99   -0-   -0-   -0-      -0-    -0-      -0-    -0-
Director


          The Company did not issue or grant any cash compensation, deferred compensation or long-term incentive plan awards to its management during the years ended December 31, 1999 or 1998. In April, 1999, the Company began paying its Chief Executive Officer and President, Richard D. Mangiarelli, an annual salary of $75,000. As of December 31, 1999, the Company had paid Mr. Mangiarelli $49,038 in salary. Effective October 1, 1999, the Company increased Mr. Mangiarelli's salary to $200,000 per year.

          In January, 2000, the Company granted Mr. Mangiarelli stock options to acquire 1,000,000 shares of Common Stock that have a $5.00 exercise price, a 5-year life and that vested on the date of the grant. None of these options have been exercised.

          On November 28, 2000, the Company also granted Mr. Mangiarelli stock options to acquire 1,000,000 shares of Common Stock that have a $0.90 per share exercise price, a 5-year life and that vested on the date of the grant. The exercise price was 110% of the market price at the time of the grant. None of these options have been exercised.

Compensation of Directors.
--------------------------

          We do not have any arrangements to compensate our directors for any services provided as a director. We do not pay any additional amounts to our directors for committee participation or special assignments.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.
-------------

          On October 1, 1999, the Company entered into Employment Agreements with Richard D. Mangiarelli, James Boring and Richard Schmidt. Each of these agreements lasts for a period of three years. Upon the first anniversary of each Employment Agreement, and each anniversary afterward, each will be automatically extended unless the Company gives each employee written notice to the contrary within 30 days of the anniversary date. Mr. Mangiarelli receives a salary of $200,000, and Mr. Boring's salary is $72,000 per year. From October 1, 1999, to January 31, 2000, Mr. Schmidt's salary was $5,000 per month. On February 1, 2000, it increased to $100,000 per year. Messrs. Mangiarelli, Boring and Schmidt are also entitled to the same benefits that other Cybertel executives receive, including paid vacation, paid holidays and leaves of absence. In addition, the Company agreed to issue 100,000 "unregistered" and "restricted" shares of its Common Stock to Mr. Schmidt in 36 equal monthly installments, beginning November 1, 1999.

          The Employment Agreements also permit Messrs. Mangiarelli, Boring and Schmidt to receive 90 days' salary if Cybertel terminates them without good reason, and a lump sum payment within 30 days of termination if Cybertel terminates them for good reason. Other than these provisions, the Company does not have any employment contracts, compensatory plans or arrangements which would result in payments to any director or executive officer because of his or her resignation, retirement or other termination of employment with the Company or its subsidiaries, any change in control of Cybertel or a change in the person's responsibilities following a change in control of Cybertel.

                      INDEPENDENT PUBLIC ACCOUNTANTS

          Malone & Bailey, PLLC, have been selected by the Board of Directors to audit the Company's financial statements for the year ended December 31, 2000. They audited the financial statements of the Company for the years ended December 31, 1999 and 1998. It is not anticipated that a representative of Malone & Bailey will be present at the Meeting.

                         2000 STOCK OPTION PLAN
General.
--------

          This 2000 Stock Option Plan ("the Incentive Plan"), which was adopted by the Board of Directors as of April 1, 2000, is intended to serve as an incentive to, and has as one of its purposes the encouragement of stock ownership by certain eligible participants rendering services to the Company and certain affiliates so that they may acquire or increase their proprietary interest in the Company.

Administration.
---------------

         The Incentive Plan will be administered by the Board of Directors and a Committee of no fewer than two Board members, both of whom will be "non-employee directors" under Rule 16b-3 under the Exchange Act and "outside directors" under Internal Revenue Code ("Code") Section 162(m).

         The Committee has the power to grant options under the Incentive Plan to eligible participants, and shall have complete authority: (i) to interpret the Incentive Plan; (ii) to prescribe, amend and rescind the rules and regulations to the Incentive Plan; (iii) to determine the details and provisions of any Stock Option Agreement; (iv) to accelerate any options granted under the Incentive Plan; and (v) to make all other determinations necessary or advisable for the administration of the Incentive Plan.

Shares Subject to the Incentive Plan.
-------------------------------------

          Options.
          --------

          The Incentive Plan provides for the granting of options which are intended to qualify as "incentive stock options" within the meaning of Code
Section 422, as well as non-statutory stock options which are intended not to qualify as incentive stock options under the Code. The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms below:

               Eligibility. Incentive stock options may only be granted to employees of the Company, or a parent or subsidiary of the Company. No person shall be granted more than 500,000 options in any one-year period.

               Termination of Eligibility. If an optionee ceases to be employed by the Company, or a parent or subsidiary, then all options granted under the Incentive Plan to such optionee shall expire on the date of the occurrence giving rise to termination of eligibility or upon the date that the option expires by its terms, whichever is earlier, and such option holder shall have no rights with respects to any unexercised and un-vested options. If an employee is fired for whatever reason, then he or she will no longer be eligible for any benefits, and all benefits will expire on the date of termination or the date that the employee leaves employment, whichever is earlier.

               In the event of death of an optionee, any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee.

               No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the a stock (the "Stock") as defined below to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Company as determined under Section 422(d) of the Code exceeds $100,000.

               "Stock" shall be shares of the Company's authorized but unissued or acquired or reacquired Common Stock. The aggregate number of shares subject to outstanding options shall not exceed 2,500,000 shares of Stock at any time.

          Terms and Conditions of Options. Any Incentive Option granted pursuant to the Incentive Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall determine that shall comply with the following terms and conditions:

               Option Exercise Price. Each option shall state the number of shares of Stock to which it pertains and shall state the option exercise price as determined by the Committee; provided however, that: (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock; (ii) the exercise price of any Incentive Option granted to any person who owns more than 10% of the total combined voting power of all classes of the Company's securities shall not be less than 110% of the fair market value of the Stock; and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Stock. In the event that the fair market value of the Stock declines below the price at which the option is granted, the Committee shall have the authority to cancel or modify the exercise price of an unexercised option.

               Term of Option. The option term shall be set by the Committee at the time of the grant, but shall not exceed five years from the date of the grant.

               Method of Exercise. An option shall be exercised by written notice to the Company by the optionee, with payment of the option price as outlined below.

               Medium and Time of Payment. The option exercise price shall be payable in full on or before the option exercise date in either cash or certified bank or cashier's check. Full payment in shares of Stock having a fair market value on the exercise date in the amount equal to the option exercise price may also be made on an exchange basis, through a special sale and remittance pursuant to which the optionee shall provide written instruction to (i) a Company-designated brokerage firm; and (ii) the Company delivers the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. The Company may also take any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, provided that the terms of payment are established by the Committee at the time of grant, and any other method of payment established by the Committee with respect to Non-Qualified Options.

               Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions: (i) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate; (ii) if the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in over-the-counter market, then the fair market value shall be the mean between the highest bid and lowest asked price of one share of Stock; (iii) if the Stock is at the time listed or admitted to trading on any stock exchange, than the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange, and if there is no reported sale of Stock on such exchange on the date in question, than the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               Rights as a Shareholder. An optionee or successor shall have no rights as a stockholder with respect to any Stock underlying any option until the date of the issuance the Stock to such optionee as evidenced by a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date any certificate representing Stock is issued, after exercise and payment, except as provided below.

               Modification, Extension, and Renewal of Options. Subject to the terms and conditions of the Incentive Plan, the Committee may modify, extend or renew outstanding options granted under the Incentive Plan, or accept the surrender of outstanding options and authorize the granting of new options in substitution thereof.

               Vesting and Restrictions. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and any other provisions of any option in the applicable Stock Option Agreement, and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Incentive Plan.

               Reload Stock Option. The Committee shall have sole discretion to grant a "reload option" to qualified participants, who are exclusively limited to employees of the Company, any parent or any subsidiary.

          Adjustments upon changes in capitalization.
          -------------------------------------------

               Subdivision or Consolidation. The number of shares of Stock covered by each outstanding option and the exercise price thereof, shall be proportionateley adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares in a forward or reverse split.

               Capital Restrictions. Upon a sale or exchange of all or substantially all of the assets of the Company, or a merger or consolidation in which the Company is not the surviving company, or a merger, reorganization or consolidation in which the Company is the surviving company and stockholders of the Company exchange their Stock for securities or property, or a liquidation of the Company as determined by the Committee ("Capital Transaction"), this Incentive Plan and each option issued under this Incentive Plan shall terminate, unless such options are assumed by a successor Company in a merger or consolidation. All optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. Notwithstanding the foregoing, in the event there is a merger or consolidation where the Company is not the surviving Company, all options under this Incentive Plan shall vest 30 days prior to such merger or consolidation unless such options are assumed by the successor company.

               Adjustments. All adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          If there are any required adjustments, the Company must deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to option and the exercise price thereof resulting from such adjustment. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

          Non-assignability.
          ------------------

          Options granted under this Incentive Plan may not be sold, pledged, assigned or transferred in any manner (except that vested options can be transferred by will or by the laws of intestate succession), and may be exercised during the lifetime of an optionee only by an optionee. Any transfer by the optionee of any option granted under this Incentive Plan in violation of this provision shall void such option, and any Stock Option Agreement entered into by the optionee and the Company regarding such transferred option shall be void and have no further force or effect.

          Miscellaneous.
          --------------

          The right of the Company and any successor company to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

          The Incentive Plan is effective on the date that the Incentive Plan is adopted by the Board of Directors and options may be granted pursuant to the Incentive Plan from time to time within a period of 10 years from such date. Termination of the Incentive Plan shall not affect any option theretofore granted.

          The Board of Directors of the Company may, subject to any required stockholder approval, suspend, discontinue or terminate the Incentive Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

          The proceeds received by the Company from the sale of Stock pursuant to options may be used for general corporate purpose.

          The Company, during the term of this Incentive Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Incentive Plan.

          The granting of an option shall not impose any obligations upon the optionee to exercise such option.

          The Incentive Plan shall not take effect until approved by the Board of Directors. This Incentive Plan shall be approved by a vote of the stockholders within 12 months from the date of approval by the Board of Directors. In the event that stockholder approval is not obtained, all options granted hereunder, wether vested or un-vested, shall be null and void. Further, any Stock acquired pursuant to the exercise of any options under any Stock Option Agreement may not count for purposes of determining whether stockholder approval has been obtained.

          Notwithstanding anything else to the contrary in this Incentive Plan or any Stock Option Agreement, the exercise of an option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of Stock acquired upon exercise of an option.

          No outstanding option can be accelerated to the extent that it would be deemed to be an "excess parachute payment" under Section 280(G) of the Code. Any such determination shall be in the sole and absolute discretion of the Committee.

          Notwithstanding anything contained herein, the Company shall not be obligated to grant any option under this Incentive Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively: (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"); and (ii) qualified and exempt from qualifications under the California Corporate Securities Law of 1968, and any other applicable state securities laws. Each optionee shall make such representations as may be deemed appropriate by counsel to the Company for its use to determine any available exemption from registration under the Securities Act or qualification under any applicable state securities law.

          The certificates representing the Stock issued upon exercise of options granted pursuant to this Incentive Plan will bear any legends required by applicable securities laws, rules or regulations as determined by the Committee.

          Any notice to be given under the terms of the Incentive Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained at the Company.

                             ADDITIONAL INFORMATION

          Additional information concerning Cybertel, including its reports for the past twelve months, its 10-SB Registration Statement, as amended, and its SB-2 Registration Statement, which have been previously filed with the Securities and Exchange Commission, may be accessed though the EDGAR Archives, at www.sec.gov. The Incentive Plan has been previously filed with the Securities and Exchange Commission as an exhibit to its registration statement on Form S-8, filed with the Securities and Exchange Commission on August 14, 2000, as Exhibit No. 4.3, and is incorporated herein by reference. The Company's Annual Report accompanies this Proxy Statement.

                          EXHIBIT INDEX

 13     10-KSB Annual Report for the year ended December 31, 1999.

 99.1 10-SB Registration Statement, as amended, filed with the Securities and Exchange Commission on August 2, 1999.*

 99.2 SB-2 Registration Statement, as amended, filed with the Securities and Exchange Commission on May 5, 2000.*

 99.3   2000 Stock Option Plan.*

        * Incorporated herein by reference.

                                   By Order of the Board of Directors,



December 11, 2000                  Richard D. Mangiarelli
San Diego, California              Chief Executive Officer,
                                   President and Director

                              APPENDIX "A"


                                 PROXY
              FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                    CYBERTEL COMMUNICATIONS CORP.
                     TO BE HELD DECEMBER 21, 2000

          By completing and returning this Proxy to Cybertel Communications Corp. (the "Company"), you will be designating Richard D. Mangiarelli, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below.

          Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

          Matters of business are as follows:

          PROPOSAL 1 - ELECTION OF DIRECTORS. Shall the following persons be elected to serve on the Company's Board of Directors until their successors are elected at the next annual meeting of stockholders or until their prior death, resignation or termination and the qualification of their successors?

                                        YES       NO        ABSTAIN

          (1)  Richard D. Mangiarelli   ____      ____      ____

          (2)  John E. Jordan           ____      ____      ____

          (3)  Bruce G. Caldwell        ____      ____      ____

          (4)  Kevin P. Johnson         ____      ____      ____

          (5)  Paul Ferandell           ____      ____      ____

          PROPOSAL 2 - ADOPTION OF 2000 STOCK OPTION PLAN. Shall the Company adopt the 2000 Stock Option Plan reserving up to 2,500,000 shares of Common Stock for issuance to certain key employees?

                                        YES       NO       ABSTAIN

                                        ____      ____     ____

          The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated December 11, 2000, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of Common Stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.)

Dated:  ____________, 2000              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

          This Proxy is being solicited by, and the above-referenced proposals are being proposed by, the Board of Directors of the Company. The proposals to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

          As of November 16, 2000, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be
presented at the Meeting.   If no direction is indicated on a proxy that is
executed and returned to the Company, it will be voted "FOR" the election of the above-named persons as directors and "FOR" the adoption of the 2000 Stock Option Plan as set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Mangiarelli the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.

                                 APPENDIX B

                   CYBERTEL COMMUNICATIONS CORP.

              4320 La Jolla Village Drive, Suite 205
                         San Diego, California 92122
                                (858) 646-7410

                        December 11, 2000

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                   TO BE HELD DECEMBER 21, 2000

TO ALL STOCKHOLDERS:

          NOTICE is hereby given that the annual meeting (the "Meeting") of the stockholders of Cybertel Communications Corp., a Nevada corporation ("Cybertel" or the "Company") has been called to be held at the Luxor Hotel, 3900 Las Vegas Blvd. South, Las Vegas, Nevada 89119, on December 21, 2000, at 10:00 a.m., Pacific Standard Time, for the following purposes:

          1.  To elect directors for the coming year;

          2. To consider and act upon the 2000 Stock Option Plan adopted by the Board of Directors; and

          3. To conduct such other business as may properly come before the Meeting.

          The Board of Directors set 5:00 o'clock p.m. on November 16, 2000, as the record date for the purpose of determining the stockholders of the Company who shall be entitled to notice of and to vote at the Meeting.

San Diego, California
December 11, 2000

                              Cybertel Communications Corp.


                              BY ORDER OF THE BOARD OF DIRECTORS